1 1 NASDAQ: QCOR NASDAQ: QCOR June 2011 June 2011 Exhibit 99.1

Safe Harbor Statement
Note: Except for the historical information contained herein, this presentation contains forward-looking statements that have been made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as
“believes,” “continue,” “could,” “estimates,” “expects,” “growth,” “may,” “plans,” “potential,” “should,” “substantial” or
“will” or the negative of such terms and other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following: our reliance on Acthar for substantially all of our net sales and profits; the complex nature of our manufacturing process, our reliance on sole source manufacturers, and the potential for supply disruptions or other business disruptions; the lack of patent protection for Acthar and the possible FDA approval and market introduction of competitive products; our ability to generate revenue from sales of Acthar to treat on-label indications associated with nephrotic syndrome, and our ability to develop other therapeutic uses for Acthar; research and development risks, including risks associated with our preliminary work in the area of nephrotic syndrome and our reliance on third-parties to conduct research and development and the ability of research and development to generate successful results; regulatory changes or other policy actions by governmental authorities and other third parties as recently adopted U.S. health care reform legislation is implemented; our ability to receive high reimbursement levels from third party payers; an increase in the proportion of our Acthar unit sales comprised of Medicaid-eligible patients and government entities; our ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients  and the impact that unforeseen invoicing of historical Medicaid sales may have upon our results; our ability to operate within an industry that is highly regulated at both the Federal and state level; our ability to effectively manage our growth and our reliance on key personnel; the impact to our business caused by economic conditions; our ability to protect our proprietary rights; our ability to maintain effective controls over financial reporting; the risk of product liability lawsuits; unforeseen business interruptions; volatility in our monthly and quarterly Acthar shipments and end-user demand, as well as volatility in our stock price; and other risks discussed in our annual report on Form 10-K for the year ended December 31, 2010, and other documents filed with the Securities and Exchange Commission.
The risk factors and other information contained in these documents should be considered in evaluating Questcor's prospects and future financial performance.

Questcor
A biopharmaceutical company
whose product helps patients with serious,
difficult-to-treat medical conditions
A biopharmaceutical company
whose product helps patients with serious,
difficult-to-treat medical conditions

Questcor Overview
Flagship Product:
Flagship Product:
• Profitable, cash flow positive, $133M* in cash, debt-free
• Profitable, cash flow positive, $133M* in cash, debt-free
• 19 approved indications
• 19 approved indications
Key Markets:
Key Markets:
• Multiple Sclerosis, Nephrotic Syndrome, Infantile Spasms
• Combined market opportunity exceeds $1.5 billion
• Multiple Sclerosis, Nephrotic Syndrome, Infantile Spasms
• Combined market opportunity exceeds $1.5 billion
Strategy:
Strategy:
• Grow Acthar sales in each key market
• Develop new markets for Acthar
• Grow Acthar sales in each key market
• Develop new markets for Acthar
Financials:
Financials:
* As of 5/20/11

5 History of Acthar 1952 First Approved 1978 MS Indication Added 2000 2000 2001 Questcor Acquires Acthar 2010 Label Modernized 19 Indications 2007 Questcor Changes Strategy 2010 2010 1950 1950

6 Significant Barriers to Entry

QCOR Strategy – Sell More Acthar
Multiple Sclerosis (MS)
Multiple Sclerosis (MS)
Nephrotic Syndrome (NS)
Nephrotic Syndrome (NS)
Infantile Spasms (IS)
Infantile Spasms (IS)
To Be Announced in July 2011

Acthar and MS
•
Neurodegenerative
disorder
•
Acute treatment for
relapses
•
Treatment for 1-2
weeks*
•
$40K-$50K/Rx
Acthar
Acthar
when
when
“Steroids are
“Steroids are
not suitable”
not suitable”
*Based on prescriptions written

9 Multiple Sclerosis All numbers based on internal company estimates. US only. $500M to $2B+ Potential Market $500M to $2B+ $500M to $2B+ Potential Market Potential Market

MS Sales – Record of Consistent Growth
New  Paid Rxs
New  Paid Rxs
Notes: Historical trend information is not necessarily indicative of future results. Chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart.
77 15 30 38
Yellow numbers in the  bars show the number of MS sales
people making calls at the end of the quarter.
8

11 Strong Correlation-Sales Calls vs. Rxs *MS call data approximate

•
Doubled sales force:  38 to 77 sales reps Nov 2010
•
Q1-2011 results
–
Q1-11 new paid Rxs up 120% vs. Q1-10
–
MS accounts for well over 50% of QCOR net sales
• Estimated $75M annualized run-rate
–
February set new  MS Rx record
–
March up 51% over February
•
Q2-2011 trends remain strong
–
Q1 momentum continuing into Q2
•
Doubled sales force:  38 to 77 sales reps Nov 2010
•
Q1-2011 results
–
Q1-11 new paid Rxs up 120% vs. Q1-10
–
MS accounts for well over 50% of QCOR net sales
• Estimated $75M annualized run-rate
–
February set new  MS Rx record
–
March up 51% over February
•
Q2-2011 trends remain strong
–
Q1 momentum continuing into Q2
MS Trends

•
Characterized by excessive spilling of protein from the
kidney into the urine (proteinuria)
•
Can result in end-stage renal disease (ESRD), dialysis,
transplant
•
Significant unmet need
–
Few treatment options
•
Treatment for 4-6 months*
•
$150K-250K/Rx
•
Characterized by excessive spilling of protein from the
kidney into the urine (proteinuria)
•
Can result in end-stage renal disease (ESRD), dialysis,
transplant
•
Significant unmet need
–
Few treatment options
•
Treatment for 4-6 months*
•
$150K-250K/Rx
Acthar and Nephrotic Syndrome (NS)
*Based on prescriptions written

14 NS Market Size

•
Hired 5 reps to sell Acthar to nephrologists
–
Initiated sales efforts in early March 2011
–
Q1 2011 NS Scripts: 18
• 14 different prescribers
–
Q1 momentum continuing into Q2
• Extended course of therapy results in growing future vial demand as new Rxs ramp up
•
Expanding the NS selling effort
–
Details to be provided in July
•
Hired 5 reps to sell Acthar to nephrologists
–
Initiated sales efforts in early March 2011
–
Q1 2011 NS Scripts: 18
• 14 different prescribers
–
Q1 momentum continuing into Q2
• Extended course of therapy results in growing future vial demand as new Rxs ramp up
•
Expanding the NS selling effort
–
Details to be provided in July
NS Sales

•
Case series published in peer-reviewed journal –
March 2011
•
Other investigator initiated studies nearing
completion
–
Anticipate data to be presented at ASN, November 2011
–
Anticipate peer-reviewed publications in 2012
•
Company sponsored dose response trial for idiopathic
membranous nephropathy underway
–
$5-7M multi-center trial, n=100 (approximate)
–
Endpoint is reduction of proteinuria
•
Case series published in peer-reviewed journal –
March 2011
•
Other investigator initiated studies nearing
completion
–
Anticipate data to be presented at ASN, November 2011
–
Anticipate peer-reviewed publications in 2012
•
Company sponsored dose response trial for idiopathic
membranous nephropathy underway
–
$5-7M multi-center trial, n=100 (approximate)
–
Endpoint is reduction of proteinuria
NS R&D Plans

•
Devastating, refractory form of childhood epilepsy
–
Very poor developmental outcome if inadequately treated
•
Not responsive to standard anti-epileptic drugs
•
Ultra-rare orphan disorder
–
1,500 to 2,000 patients annually
•
Typically occurs in children less than 2 years old
•
Characterized by
–
“spasms” – a specific type of seizure
–
“hypsarrhythmia” – abnormal EEG pattern
•
Devastating, refractory form of childhood epilepsy
–
Very poor developmental outcome if inadequately treated
•
Not responsive to standard anti-epileptic drugs
•
Ultra-rare orphan disorder
–
1,500 to 2,000 patients annually
•
Typically occurs in children less than 2 years old
•
Characterized by
–
“spasms” – a specific type of seizure
–
“hypsarrhythmia” – abnormal EEG pattern
Infantile Spasms

•
FDA approval 10/15/10
–
7 year orphan exclusivity for IS indication
•
Crisis therapy
•
Treatment for 2-4 weeks*
•
In a randomized, single-blinded, controlled study, 87%
of patients achieved overall response (no spasms and
no hypsarrhythmia) at two weeks versus 29% on
prednisone
•
$100K-$125K/Rx
–
About half of patients receive drug for free
•
FDA approval 10/15/10
–
7 year orphan exclusivity for IS indication
•
Crisis therapy
•
Treatment for 2-4 weeks*
•
In a randomized, single-blinded, controlled study, 87%
of patients achieved overall response (no spasms and
no hypsarrhythmia) at two weeks versus 29% on
prednisone
•
$100K-$125K/Rx
–
About half of patients receive drug for free
Acthar and IS
*Based on prescriptions written

•
Targeting select institutions
•
Significant variability in quarterly prescriptions
•
Q1-2011 sales within historic range
–
Acthar currently used to treat 40-50% of IS patients
•
Targeting select institutions
•
Significant variability in quarterly prescriptions
•
Q1-2011 sales within historic range
–
Acthar currently used to treat 40-50% of IS patients
IS Sales

Immediate Acthar Growth Opportunities
*Represents estimated net sales market opportunity based on internal company estimates
** Represents approximately 4 times Q1 11 net sales by therapeutic area based on internal company estimates

21 Financials Profitable Profitable Debt Free Debt Free Cash Flow Positive Cash Flow Positive

Q1-2011 Financial Results
Record Sales (up 40%) and Solid Earnings (EPS up 42%)
Record Sales (up 40%) and Solid Earnings (EPS up 42%)
• First quarter vials shipped: 2,010
• Medicaid reserves continue to appear adequate
• Approximately 884,300 shares repurchased
Net Sales ($M) Net Sales ($M)
Gross Margin Gross Margin
Operating Income ($M) Operating Income ($M)
Fully Diluted, GAAP EPS Fully Diluted, GAAP EPS
$36.8
$36.8
95% 95%
$16.4 $16.4
$0.17 $0.17
$26.2 $26.2
92% 92%
$12.0 $12.0
$0.12 $0.12
Q1-2011
Q1-2011
Q1-2010
Q1-2010

Questcor is Cash Flow Positive
*After return of $78 million of cash to shareholders through share repurchases.
Debt-free balance sheet
Debt-free balance sheet
Cash / ST Investments Cash / ST Investments
Accounts Receivable Accounts Receivable
$133M* $133M*
$20M $20M
5/24/11
5/24/11

24

Share Repurchases: 15 Million Shares
•
2.2 Million Preferred share buyback
•
13.2 Common share buyback
•
$78 million returned to shareholders in stock
buybacks
•
61.7 million shares currently outstanding
•
4.3 million shares remain on buyback authorization
•
2.2 Million Preferred share buyback
•
13.2 Common share buyback
•
$78 million returned to shareholders in stock
buybacks
•
61.7 million shares currently outstanding
•
4.3 million shares remain on buyback authorization
Repurchases significantly improve EPS
Repurchases significantly improve EPS

•
Sustain effort and momentum with MS
•
Expand NS selling effort
•
Maintain and gradually grow IS sales
•
Develop other markets for Acthar
–
Acthar is its own pipeline with 15 other on-label
and many possible other therapeutic uses
–
Announce next vertical market in July
–
Further define and develop the unique
characteristics of Acthar
•
No business development efforts planned
•
Sustain effort and momentum with MS
•
Expand NS selling effort
•
Maintain and gradually grow IS sales
•
Develop other markets for Acthar
–
Acthar is its own pipeline with 15 other on-label
and many possible other therapeutic uses
–
Announce next vertical market in July
–
Further define and develop the unique
characteristics of Acthar
•
No business development efforts planned
Go Forward Plan - Sell More Acthar

26 Investment Highlights

27 27 NASDAQ: QCOR NASDAQ: QCOR June 2011 June 2011